UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 17, 2016

Business Development Corporation of America

(Exact Name of Registrant as Specified in Its Charter)

Maryland	814-00821	27-2614444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue, 14th Floor
New York, New York 10022

(Address, Including Zip Code, of Principal Executive Offices)

(212) 415-6500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Business Development Corporation of America’s (the “Company”) 2016 annual meeting of stockholders (the “Annual Meeting”) was initially called to order on June 9, 2016 and was adjourned for lack of quorum. The Annual Meeting was reconvened on June 14, 2016 and June 17, 2016. At the reconvened Annual Meeting, there were present, in person or by proxy, stockholders holding an aggregate of 89,395,133 shares of the Company’s common stock, out of a total number of 178,463,821 shares of the Company’s common stock issued and outstanding and entitled to vote at the reconvened Annual Meeting. Below is a description of the matters voted on at the reconvened Annual Meeting on June 17, 2016 and the final results of such voting.

Proposal 1: Election of Directors

The following individuals, constituting all of the nominees named in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2016 (the “Proxy Statement”), were elected as directors to serve until the 2017 Annual Meeting and until their successors have been duly elected and qualified. The following votes were taken in connection with this proposal:

Nominee	Votes For	Votes Against	Abstain
Peter M. Budko	83,219,162	2,755,123	3,420,848
Edward M. Weil, Jr.	82,148,088	3,751,981	3,495,064
Leslie D. Michelson	82,995,916	2,978,274	3,420,943
Randolph C. Read	82,984,818	2,885,204	3,525,111
Edward G. Rendell	82,129,984	3,768,646	3,496,503

Other Proposals

At the reconvened Annual Meeting, stockholders were asked to consider and act upon the following other proposals, each of which received the requisite number of votes to pass:

•	Proposal No. 2: To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm, as described in the Proxy Statement.

•	Proposal No. 3: To approve a third amended and restated investment advisory agreement between the Company and its investment adviser, relating to the implementation of the previously approved hurdle amendment, as described in the Proxy Statement.

For each of the other proposals that were approved by the Company’s stockholders at the reconvened Annual Meeting, the votes for, votes against, abstentions and broker non-votes are set forth below:

Proposal	Votes For	Votes Against	Abstain
Proposal No. 2	84,802,970	1,697,542	2,894,621
Proposal No. 3	75,649,122	9,139,753	4,606,258

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

Date: June 17, 2016	By:	/s/ Peter M. Budko
		Name:	Peter M. Budko
		Title:	Chief Executive Officer and Chairman of the Board of Directors